Exhibit 10.22

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Amendment”) made on the     day of November, 2017, by PREMIER ARHAUS LLC, an Ohio limited liability company (“Landlord”) and ARHAUS, LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Lease dated September 19, 2014 (the “Original Lease”) and that certain First Amendment to Lease dated November 13, 2015 (the “First Amendment”; the Original Lease as amended by the First Amendment, the “Amended Lease”; the “Amended Lease, as amended by this Second Amendment, the “Lease Agreement”) for the lease of certain real property and improvements commonly located in Boston Heights, Ohio, and more fully described on Exhibit A attached to the Original Lease and incorporated herein by reference; and

WHEREAS, the parties desire to amend the terms and conditions of the Amended Lease in certain respects;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1. All capitalized terms used in this Second Amendment shall have the same definitions as those set forth in the Amended Lease, unless otherwise specifically defined herein.

2. Section 19.02(B) of the Amended Lease (as contained within the Original Lease) is hereby deleted in its entirety.

3. Landlord and Tenant agree to execute a recordable Amended Memorandum of Lease to reflect the modifications to the Amended Lease contained within this Second Amendment.”

4. Except as specifically amended by the terms hereof, the terms and conditions of the Original Lease shall continue in full force and effect and are ratified hereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease on the dates set forth in the respective notary clauses below.

PREMIER ARHAUS LLC, an Ohio limited liability company

By:	Premier Boston Hts., LLC, an Ohio limited liability
company, Manager

	By:	Premier Managers, LLC,
an Ohio limited liability company, Manager

		By:	/s/ Kevin R. Callahan
		Name:	Kevin R. Callahan
		Title:	Manager

ARHAUS, LLC, an Ohio limited liability company

By:	/s/ John P. Reed
Name and Title:			CEO

2nd Amendment to Arhaus Lease

STATE OF OHIO	:
: SS.
COUNTY OF CUYAHOGA	:

The foregoing instrument was acknowledged before me this 16th day of November, 2017, by Kevin R Callahan, the Manager of Premier Managers, LLC, an Ohio limited liability company, the Manager of Premier Boston Hts., LLC, an Ohio limited liability company, the Manager of Premier Arhaus, LLC, an Ohio limited liability company, on behalf of the aforesaid limited liability companies.

IN WITNESS WHEREOF, the undersigned has set my hand and seal on the 17th day of November, 2017.

/s/ Holly M. Tufts
Notary Public

STATE OF OHIO	:
: SS.
COUNTY OF SUMMIT	:

The foregoing instrument was acknowledged before me this 10 day of November, 2017, by John Reed, the CEO of Arhaus, LLC, a Delaware limited liability company, on behalf of the aforesaid limited liability company.

IN WITNESS WHEREOF, the undersigned has set my hand and seal on the 10 day of November, 2017.

/s/ Barbara A. Lee
Notary Public